MFS VARIABLE INSURANCE TRUST

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST

                              TERMINATION OF SERIES


      Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended (the "Declaration"), of MFS Variable Insurance Trust, a business Trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, do hereby certify that MFS Strategic Income Series, a series of the Trust, has been terminated.


      Pursuant to Section 9.3 of the Declaration, the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, hereby amend Section
10.3 of the Declaration to read in its entirety as follows:

            "Section 10.3. Principal Office. The principal office of the Trust is 111 Huntington Avenue, Boston, Massachusetts 02199. The Trustees, without a vote of Shareholders, may change the principal office of the Trust."

      IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of September 11, 2013 and further certify, as provided by the provisions of
Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.



ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

















DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199

ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199



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